                                                                     EXHIBIT 4.4

                               R2 TECHNOLOGY, INC.

             AMENDED & RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

     This Amended & Restated First Refusal and Co-Sale Agreement (the "Agreement") is made as of December 6, 2001, by and among R2 Technology, Inc., a
 ---------
Delaware Company (the "Company"), the individuals listed as Holders on Exhibit A
                       -------                                         ---------
attached hereto as such may be amended from time to time to add additional Holders (the "Holders") and the entities listed as Investors on Exhibit B
              -------                                           ---------
attached hereto (the "Investors").
                      ---------

     In consideration of the mutual covenants set forth herein, the Investors and the Holders agree as follows:

     1.   Definitions
          -----------

          (a) The term "Preferred Stock" shall mean the Series A-1 Preferred
                        ---------------
Stock, the Series B-1 Preferred Stock, the Series C-1 Preferred Stock, the Series D-1 Preferred Stock, Series E-1 Preferred Stock, the Series F-1 Preferred Stock, the Series G-1 Preferred Stock of the Company and any subsequently authorized and issued series of Preferred Stock of the Company whose purchasers become Investors as defined herein by signing this Agreement pursuant to the terms hereof.

          (b) The term "Common Stock" shall mean the Company's Common Stock.
                        ------------

          (c) The term "Common Stock Equivalents" shall mean the Company's
                        ------------------------
Common Stock then outstanding plus the shares of Common Stock then issuable upon conversion of the then-outstanding Preferred Stock.

          (d) The term "Major Investor" shall mean each Investor that holds at
                        --------------
least 250,000 shares of Preferred Stock (or Common Stock of the Company issued or issuable upon conversion thereof or some combination thereof). For purposes of this Agreement, a Major Investor includes any general partners of such Major Investor, or any person or entity that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such Major Investor or an entity over which such Major Investor has management rights.

     2.   Sales By a Holder
          -----------------

          (a) Should a Major Investor fail to exercise its rights under Section 4 hereof, then each Investor shall have the right, exercisable upon written notice to such Holder within ten (10) days following the expiration of the thirty (30) day period in Section 4(c), to participate in such Holder's sale of Common Stock Equivalents pursuant to the specified terms and conditions of such Transaction (as defined in Section 4(c)). To the extent one or more of such Investors exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Common Stock Equivalents which such Holder may sell in the Transaction shall be ratably reduced subject to the Reduction Limit (as defined hereinbelow).

Said right of participation of each of the Investors shall be subject to the following terms and conditions:

              (i) Each of the Investors may sell all or any part of that number of shares of Common Stock Equivalents of the Company equal to the product obtained by multiplying (x) the aggregate number of shares of Common Stock Equivalents covered by the Transaction by (y) a fraction, the numerator of which is the number of shares of Common Stock Equivalents owned by the Investor prior to the Transaction, and the denominator of which is the combined number of shares of Common Stock Equivalents owned by all Investors and such Holder prior to the Transaction; provided, however, in no event shall the number of shares of
                    --------
Common Stock Equivalents to be sold by such Holder in the Transaction be reduced unless such Holder will have sold an aggregate of five percent (5%) of the total shares of Common Stock Equivalents held by such Holder on the date of this Agreement (the "Reduction Limit"). In the event that the Reduction Limit is
                ---------------
applicable to a Transaction, the number of shares to be sold by Investors in such Transaction shall be ratably reduced in accordance with the above to give effect to such Reduction Limitation.

              (ii) Each of the Investors that elects to participate in the Transaction shall notify such Holder of such Investor's binding obligation to sell such shares of Common Stock Equivalents as calculated pursuant to Section 2(a)(i) above.

              (iii) Each of the Investors electing to participate in such Holder's sale pursuant to this Section 2(a) (the "Electors") shall effect its
                                                  --------
participation in the sale by delivering to such Holder for transfer to the purchase offeror, at least three (3) days prior to the closing of Holder's sale, one or more certificates, properly endorsed for transfer, which represent the number of shares of Common Stock Equivalents which the Elector elects to sell pursuant to this Section 2(a).

          (b) The certificates which the Electors deliver to the Holder pursuant to Section 2(a) shall be transferred by the Holder to the purchase offeror in consummation of the sale of the Transaction pursuant to the terms and conditions specified in the Section 4(c) notice to the Investors and Major Investors, and such Holder shall promptly thereafter remit to each Elector that portion of the sale proceeds to which the Elector is entitled by reason of its participation in such sale.

          (c) Non-exercise of the rights of the Investors hereunder to participate in one or more Transactions made by such Holder shall not adversely affect their rights to participate in subsequent Transactions which satisfy the circumstances specified in Section 2(a).

     3.   Prohibited Transfers
          --------------------

          (a) In the event a Holder should sell any Common Stock Equivalents of the Company in contravention of the rights of the Investors under Section 2 of this Agreement (a "Prohibited Transfer"), the Investors shall have the put
                   -------------------
option provided in Section 3(b) below, and the third party purchaser or purchasers of such Holder (the "Contingent Purchaser") and such Holder shall be
                                --------------------
bound by the applicable provisions of such put option.

          (b) In the event of a Prohibited Transfer, each Investor shall have the option to sell to such Holder, the Contingent Purchaser or both (as determined in the Investor's discretion) a number of shares of Common Stock Equivalents of the Company equal (after giving effect to any stock dividends, stock splits or other recapitalization) to the number of shares such Investor would have been entitled to sell if such Holder had complied with the provisions of Section 2 on the following terms and conditions:

              (i) The price per share at which the shares are to be sold to the Holder or Contingent Purchaser shall be equal to the price per share paid by the Contingent Purchaser to such Holder pursuant to the Prohibited Transfer.

               (ii) The Investor shall deliver to such Holder, Contingent Purchaser or both, as the case may be, within 90 days after it has received written notice of the Prohibited Transfer or otherwise became aware thereof, the certificate or certificates representing the shares to be sold, each certificate to be properly endorsed for transfer and free and clear of all liens and restrictions on transfer (other than securities law restrictions).

               (iii) The Holder, Contingent Purchaser or both, as the case may be, shall, upon receipt of the certificates for the shares subject to the put option, promptly pay the aggregate Section 3(b) purchase price therefor, by certified check or bank draft made payable to the order of such Investor exercising the Section 3(b) option, and shall reimburse such Investor for any additional expenses, including legal fees and expenses, incurred in effecting such purchase and resale.

               (iv) If the Contingent Purchaser is financially unable or otherwise fails to effect the put option recited in this Section 3(b), the Holder of the shares transferred in the Prohibited Transfer in question shall be obligated to purchase the shares to be sold by each Investor and shall make all reimbursements required by this Section 3(b).

               (v) The parties agree that the foregoing is a liquidated damage, and not a penalty, which is reasonable in light of the difficulty of determining damages for the breach hereof.

               (vi) The Contingent Purchaser shall have no obligation to purchase shares from an Investor pursuant to this Section 3 so long as the Contingent Purchaser sends such Investor a notice in accordance with Section 7(b) at least (fifteen 15) days prior to consummating its purchase from the Holder stating that the Contingent Purchaser intends to purchase shares subject to the Agreement, and stating the number of shares to be purchased, the purchase price therefor, and the proposed date of consummation and the Investor to whom the notice was sent either notifies the Contingent Purchaser in writing prior to the date of consummation of the sale that it has waived its rights hereunder with respect to such purchase or fails to respond to the Contingent Purchaser's notice prior to such date of consummation.

     4.   Right of First Refusal
          ----------------------

          (a) Each Major Investor shall be entitled to apportion the right of first refusal hereby granted to it (the "Right of First Refusal") among itself
                                         ----------------------
and its partners and affiliates in such proportions as it deems appropriate.

          (b) Each Holder hereby grants to each Major Investor the Right of First Refusal to purchase all or any part of such Major Investor's Pro Rata Share (as hereinafter defined) of Common Stock Equivalents of a Holder that such Holder may, from time to time, propose to sell. The Major Investors may purchase said shares on the same terms and at the same price at which the Holder proposes to sell such shares. The Pro Rata Share of each Major Investor, for purposes of this Right of First Refusal, is the ratio of the total number of shares of Common Stock Equivalents held by such Major Investor to the total number of shares of Common Stock Equivalents held in the aggregate by all Major Investors and Holders.

          (c) In the event a Holder proposes to sell any shares of Common Stock Equivalents in one or more related transaction (a "Transaction"), it shall give
                                                   -----------
to the Investors written notice (the "Notice") of its intention, describing the
                                      ------
number of shares, the price, the terms upon which the Holder proposes to issue the same, and a statement as to the number of days from receipt of such Notice within which the Major Investors must respond to such Notice. The Major Investors shall have thirty (30) days from the date of such Notice to purchase their Pro Rata Share of the shares of Common Stock Equivalents to be sold for the price and upon the terms specified in the Notice by giving written notice to the Holder and stating therein the quantity to be purchased and forwarding payment for such shares to the Holder if immediate payment is required by such terms, or in any event no later than thirty (30) days after the date of receipt of the Notice.

          (d) Each Major Investor shall have a right of overallotment to purchase pursuant to the terms of this Section 4 its Pro Rata Share of the shares of Common Stock Equivalents not purchased by the other Major Investors as provided for above.

          (e) The Holder shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of the shares covered thereby shall be closed, if at all, within thirty (30) days from the date of said agreement) to sell the shares proposed to be sold by the Holder which are not purchased by the Major Investors at a price and upon general terms no more favorable than specified in the Notice. In the event the Holder has not sold the shares within said ninety (90) day period (or sold and issued shares in accordance with the foregoing within thirty (30) days from the date of said agreement), the Holder shall not thereafter sell any shares of Common Stock Equivalents without first offering such securities to the Investors in the manner provided above.

     5.   Legended Certificates
          ---------------------

          (a) Each certificate representing shares of the Common Stock or Preferred Stock of the Company now or hereafter owned by the Holders or any permitted assignee in accordance herewith, shall be endorsed with a legend substantially in the following form:

              "THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN CO-SALE AGREEMENT BY AND AMONG THE ORIGINAL OWNER OF THESE SHARES AND CERTAIN PREFERRED STOCK SHAREHOLDERS OF

              THE ISSUER. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

          (b) The Holders hereby agree to imprint the foregoing legend on all certificates of Common Stock or Preferred Stock now in the Holder's possession and further agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by such certificates to enforce the provisions of this Agreement. Such legend and transfer restrictions referenced above shall be removed upon termination of this Agreement in accordance with the provisions of Section 6(a).

     6.   Termination. This Agreement shall not apply to and shall terminate and
          -----------
no longer be in effect upon the first to occur of:

          (a) The closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended;

          (b) A merger, reorganization, or sale of all or substantially all of the assets of the Company in which the stockholders of the Company immediately prior to the transaction possess less than fifty percent (50%) of the voting power of the surviving entity (or its parent) immediately after the transaction; or

          (c) The provisions of Sections 2, 3 and 4 hereof shall not apply to a sale, assignment or transfer of Common Stock Equivalents (i) to any constituent partner of the Holder, where such Holder is a partnership, (ii) by way of bequest or inheritance upon death, (iii) to the parents, siblings, spouse, children, grandchildren or spouse of such children or grandchildren of the Holder or to trusts for any of their benefit, (iv) any affiliate of the Holder where such Holder is a corporation or (v) where such Common Stock Equivalents represent shares held by the Holder being sold back to the Company; provided,
                                                                    --------
however, that any such transferee other than the Company shall receive and hold such shares subject to the provisions of this Agreement and agrees in writing to be bound by the terms hereof, and there shall be no further transfer of such shares except in accordance herewith.

     7.   Miscellaneous Provisions
          ------------------------

          (a) Each of the Holders represents and warrants that it is the sole legal and beneficial owner of the shares registered in its name all of which shares are subject to this Agreement, and that no other person has any interest in such shares.

          (b) All notices required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or five business days after deposit in the United States mail, by registered or certified mail, postage prepaid and addressed (i) if to an Investor, as set forth on Exhibit A hereto, (ii) if to a Holder, as set forth on
                          ---------
Exhibit A hereto or (iii) if to the Company to the Address set forth on the
---------
signature hereto; or at such other address as any party may designate by ten
(10) days' advance written notice to the other parties hereto.

          (c) The rights and obligations of the parties hereunder shall inure to the benefit of and be binding upon, their respective successors, assigns and legal representatives.

          (d) In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          (e) Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and the holders of a majority of the Common Stock Equivalents then held by the Investors and the Holders; provided, however, that (a) any Investor may waive any of its rights hereunder
--------
without obtaining the consent of any other person and (b) only the consent of the Company and a majority of the Common Stock Equivalents (on an as-if-converted basis) then held by the Investors shall be required to add additional parties to this Agreement.

          (f) This Agreement shall be governed by and interpreted under the laws of the State of Delaware, as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware.

          (g) In the event of any dispute involving the terms hereof, the prevailing parties shall be entitled to collect legal fees and expenses from the other party to the dispute.

          (h) This Agreement shall be effective as of the date hereof with respect to the parties hereto and those parties that subsequently sign the Agreement after the date hereof.

     8.   Termination of Prior Agreement. The Amended and Restated First Refusal
          ------------------------------
and Co-Sale Agreement dated May 14, 1999 was terminated and superseded by the Amended and Restated First Refusal and Co-Sale Agreement dated November 22, 2000. The Amended and Restated First Refusal and Co-Sale Agreement dated November 22, 2000 (the "Prior Agreement"), shall be terminated and superseded by
                        ---------------
this Agreement, effective upon the execution of this Agreement by the Company, the Holders and the Investors who are holders of a majority of the Common Stock Equivalents under the Prior Agreement.

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated First Refusal & Co-Sale Agreement on the day and year indicated above.

     The Company:

                                            R2 TECHNOLOGY, INC.


                                            By: /s/ Michael S. Klein
                                               ---------------------------------
                                                    Its:  President



             AMENDED & RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

The Investors:

                           EASTMAN KODAK COMPANY


                           By: /s/
                              ---------------
                              Its:  Secretary

                           GE CAPITAL EQUITY INVESTMENTS, INC.


                           By: /s/ Jonathan K. Sprole
                               -------------------------------------------------

                           Print:  Jonathan K. Sprole
                                 -----------------------------------------------

                           Title:   Managing Director
                                 -----------------------------------------------



                           EQUITY ASSET INVESTMENT TRUST,
                           a Delaware Business Trust

                           By: /s/ Jonathan K. Sprole
                              --------------------------------------------------

                           By: GE Capital Services Equity Corp.,
                               Its Manager, as Attorney in Fact



                           GC&H INVESTMENTS


                           By:
                              --------------------------------------------------

                           Title:
                                 -----------------------------------------------



             AMENDED & RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                      ARCH VENTURE FUND III, L.P.,

                      By:    ARCH Venture Partners, LLC,
                             its general partner


                      By:/s/ Keith Crandell
                         --------------------------------------------------
                             Keith Crandell
                             Managing Director

                      STF II, L.P.


                      By: /s/
                          -------------------------------------------------

                      Title: General Partner
                            -----------------------------------------------


                      THE TRAVELERS INSURANCE COMPANY


                      By: /s/
                          -------------------------------------------------

                      Title: Attorney-in-Fact
                            -----------------------------------------------


                      VERTEX INVESTMENT (II) LTD.


                      By:
                         --------------------------------------------------

                      Title:
                            -----------------------------------------------


                      HWH INVESTMENT PTE LTD.


                      By:
                         --------------------------------------------------

                      Title:
                            -----------------------------------------------



             AMENDED & RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                            VERTEX TECHNOLOGY FUND (II) PTE. LTD.

                            By:
                               -------------------------------------------------

                            Title:
                                  ----------------------------------------------


                            PENN JANNEY FUND, INC.


                            By:
                               -------------------------------------------------

                            Title:
                                  ----------------------------------------------


                            WINFUND, INC.


                            By:
                               -------------------------------------------------

                            Title:
                                  ----------------------------------------------


                            CUSTOMS HOUSE PARTNERS


                            By:
                               -------------------------------------------------

                            Title:
                                  ----------------------------------------------


                            MARUBENI AMERICA CORPORATION


                            By: /s/ Takeshi Nakabayashi
                               -------------------------------------------------

                            Title:   Sr. VP and COO
                                  ----------------------------------------------


                            MARUBENI CORPORATION


                            By:
                               -------------------------------------------------

                            Title:
                                  ----------------------------------------------



             AMENDED & RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                               ORIGIN INVESTORS LIMITED

                               Name:    /s/ Swift C. Barnes
                                     -------------------------------------------

                               By:
                                     -------------------------------------------

                               Title:   COO, Origin Management, LLC
                                     -------------------------------------------


                               ASWIN CONTINENTAL S.A.

                               Name:
                                     -------------------------------------------

                               By:
                                     -------------------------------------------
                               Title:
                                     -------------------------------------------


                               STEELER FUND LTD.

                               Name:    /s/ Swift C. Barnes
                                     -------------------------------------------

                               By:
                                     -------------------------------------------

                               Title:   COO, Origin Capital Management LLC
                                     -------------------------------------------


                               DUQUESNE FUND LP

                               Name:    /s/ Swift C. Barnes
                                     -------------------------------------------

                               By:
                                     -------------------------------------------
                               Title:   COO, Origin Capital Management LLC
                                     -------------------------------------------


                               NO MARGIN FUND LP

                               Name:    /s/ Swift C. Barnes
                                     -------------------------------------------

                               By:
                                     -------------------------------------------
                               Title:   COO, Origin Capital Management LLC
                                     -------------------------------------------


                               ORIGIN INVESTORS LP

                               Name:    /s/ Swift C. Barnes
                                     -------------------------------------------

                               By:
                                     -------------------------------------------
                               Title:   COO, Origin Capital Management LLC
                                     -------------------------------------------



             AMENDED & RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                               SIGMA PARTNERS II. L.P.

                               By:
                                  --------------------------------------------
                               Title:
                                     -----------------------------------------


                               ARCH VENTURE FUND II, L.P.

                               a Delaware limited partnership



                               By:   ARCH MANAGEMENT PARTNERS II,
                                     L.P., a Delaware limited partnership, its
                                     general partner

                               By: ARCH Venture Partners, L.P., a Delaware limited partnership, its general partner


                               By:   ARCH Venture Corporation, an Illinois
                                     corporation, its general partner


                               By:
                                  --------------------------------------------
                                     Its Managing Director


                               ALTA V LIMITED PARTNERSHIP

                               By: Alta V Management Partners, L.P.

                               By: /s/ Eileen McCarthy
                                  --------------------------------------------
                                   General Partner

                               CUSTOMS HOUSE PARTNERS

                               By: /s/ Eileen McCarthy
                                  --------------------------------------------
                                    Under Power of Attorney


                               TECHNOLOGY FUNDING VENTURE
                               PARTNERS V AN AGGRESSIVE
                               GROWTH FUND, L.P.

                               By:   Technology Funding Inc.,
                                     Managing General Partner


                               By:
                                  --------------------------------------------

                               Title:
                                     -----------------------------------------



             AMENDED & RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                               TECHNOLOGY FUNDING MEDICAL
                               PARTNERS I L.P.

                               By:      Technology Funding Inc.,
                                        Managing General Partner


                               By:
                                  ----------------------------------------------

                               Title:
                                     -------------------------------------------


                               STF II, L.P.


                               By:/s/
                                  ----------------------------------------------

                               Title:   General Partner
                                     -------------------------------------------


                               THE TRAVELERS INSURANCE COMPANY


                               By:
                                  ----------------------------------------------

                               Title:
                                     -------------------------------------------


                               MORGAN STANLEY VENTURE
                               PARTNERS, III, L.P.
                               MORGAN STANLEY VENTURE
                               INVESTORS III, L.P.
                               THE MORGAN STANLEY VENTURE
                               PARTNERS ENTREPRENEUR FUND,
                               L.P.

                               By:      Morgan Stanley Venture Partners,
                               III, L.L.C. as General Partner of each of the limited partnerships named above

                               By:      Morgan Stanley Venture Capital II
                               Inc., as member


                               By:/s/ Scott Halsted
                                  ----------------------------------------------

                               Title: General Partner
                                      ------------------------------------------



             AMENDED & RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

               LATHAM & WATKINS



               By: /s/ Christopher Kaufman
                   --------------------------------
                   Title: Partner
                          -------------------------





               Name: /s/ Alan C. Mendelson
                    -------------------------------
                         Alan C. Mendelson


               QUANTUM PARTNERS LDC


               Name:  /s/
                     ------------------------------
               By:     Richard D. Holahan, Jr.
                       ----------------------------
               Title:  Attorney in Fact
                       ----------------------------




             AMENDED & RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

         The Holders:

               ------------------------------------
               Hitoshi Doi

               ------------------------------------
               Kunio Doi

               ------------------------------------
               Takeshi Doi


               /s/ Richard S. Enck, Jr.
               ------------------------------------
               Richard S. Enck, Jr.


               /s/ Brendan A. Foley
               ------------------------------------
               Brendan A Foley


               /s/ Matthew Foley
               ------------------------------------
               Matthew Foley


               /s/ Judith B. Foley
               ------------------------------------
               Judith B. Foley


               /s/ Robert M. Foley
               ------------------------------------
               Robert M. Foley

               ------------------------------------
               Maryellen L. Giger

               ------------------------------------
               Robert P. Hunt




             AMENDED & RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

               /s/ Michael S. Klein
               ------------------------------------
               Michael S. Klein


               /s/ Jimmy R. Roehrig
               ------------------------------------
               Jimmy R. Roehrig


               ------------------------------------
               Harold G. Rutherford

               ------------------------------------
               Harold G. Rutherford III

               ------------------------------------
               Lloyd A. Rutherford

               ------------------------------------
               Nancy C. Rutherford

               ------------------------------------
               Roy R. Rutherford

               ------------------------------------
               Janice L. Schmidt

               ------------------------------------
               Robert A. Schmidt

               ------------------------------------
               Donald F. Specht

               ------------------------------------
               David J. Specht

               ------------------------------------
               Lisa I. Specht


               /s/ Edmond L. Wang
               ------------------------------------
               Edmond L. Wang




             AMENDED & RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

               /s/ Eric L. Wang
               ------------------------------------
               Eric L. Wang


               /s/ Michael L. Wang
               ------------------------------------
               Michael L. Wang


               /s/ Shih-Ping Bob Wang
               ------------------------------------
               Shih-Ping Bob Wang


               /s/ William L. Wang
               ------------------------------------
               William L. Wang


               /s/ Yeuh-Ying K. Wang
               ------------------------------------
               Yeuh-Ying K. Wang


               INVESTOR:


               Name:_______________________________
                    Carrie Jean Hunt Klagenberg


               Name:_______________________________
                    Bruce Cochran Hunt


               Name:_______________________________
                    Robert Scott Hunt


               Name:_______________________________
                    Steven Luke


               Name:_______________________________
                    Christie Luke


             AMENDED & RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

               Name:____________________________________
                    Maureen Jacobsen



               The Hunt-Stevenson Living Trust dated
               March 9, 2000, Robert P. Hunt and Marlene
               Stevenson, Trustees


               By:______________________________________


               Title:___________________________________




















             AMENDED & RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

               SERIES G-1 INVESTOR:


               Name:    /s/ Thomas H. Prescott
                     ------------------------------
               By:
                     ------------------------------
                     Its:

               SERIES G-1 INVESTOR:


               Name:    /s/ Tom Thorner
                     ------------------------------

               By:      Thorner Ventures
                     ------------------------------
                     Its: Managing General Partner


               SERIES G-1 INVESTOR:

               MARFAM

               Name:    /s/ M. Marx
                     ------------------------------
               By:
                     ------------------------------
                     Its:


               SERIES G-1 INVESTOR:

               For and on behalf of UOB Hermes Asia
               Technology Fund

               By UOB Venture Management Private
               Limited

               Name:    /s/ Seah Kian Wee
                     ------------------------------
               Title:   Deputy Managing Director
                     ------------------------------


               INVESTOR:



               Name:    /s/ James Pell
                     ------------------------------
               By:      James Pell
                     ------------------------------
               Title:
                     ------------------------------







             AMENDED & RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

               INVESTOR:


               Name:    /s/ Alan Stein
                     -------------------------------------------------
               By:      Alan Stein
                     -------------------------------------------------
               Title:
                     -------------------------------------------------

               INVESTOR:


               CHINA DEVELOPMENT INDUSTRIAL BANK, INC.

               Name:    /s/
                     -------------------------------------------------
               By:
                   ---------------------------------------------------
               Title:   Chairman and CEO
                      ------------------------------------------------


               INVESTOR:


               Name:    Taishin Venture Capital Investment Co, Ltd.
                     -------------------------------------------------
               By:      /s/ Jeffrey T.S. Wu
                   ---------------------------------------------------
               Title:   Vice Chairman
                      ------------------------------------------------

               INVESTOR:


               Name:    China United Investments Inc.
                     -------------------------------------------------
               By:      /s/ Charles Tseng
                    --------------------------------------------------
               Title:   Executive Director
                    --------------------------------------------------

               INVESTOR:





             AMENDED & RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

               Name:    UC Fund II
                     -------------------------------------


               By:      /s/ Charles Tseng
                    --------------------------------------

               Title:   Executive Director
                        ----------------------------------


               INVESTOR:

               United Venture Capital Corporation

               Name:    United Venture Capital Corporation
                     -------------------------------------

               By:      /s/ Charles Tseng
                    --------------------------------------

               Title:   Executive Director
                       -----------------------------------





             AMENDED & RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT



                          EXHIBIT A
Name of Holders                               Number of Shares
---------------                               ----------------

Hitoshi Doi                                      10,000 Common

Kunio Doi                                        80,000 Common

Takeshi Doi                                      10,000 Common

Richard S. Enck, Jr.                            400,000 Common

Brendan M. Foley                                 15,000 Common

Matthew Foley                                    15,000 Common

Judith B. Foley                                  10,000 Common

Robert M. Foley                                 160,000 Common

Maryellen L. Giger                               12,500 Common

Robert P. Hunt                                  200,000 Common

Robert M. Nishikawa                              12,500 Common

Jimmy R. Roehrig                                140,000 Common

Harold G. Rutherford                            165,000 Common

Harold G. Rutherford III                          5,000 Common

Lloyd A. Rutherford                               5,000 Common

Nancy C. Rutherford                               5,000 Common

Roy R. Rutherford                                 5,000 Common

Janice L. Schmidt                                 5,000 Common

Robert A. Schmidt                                12,500 Common

Donald F. Specht                                140,000 Common

Lisa I. Specht                                   10,000 Common

David J. Specht                                  10,000 Common

Edmond L. Wang                                   40,000 Common


Name of Holders                              Number of Shares
---------------                              ----------------
William L. Wang                              40,000 Common

Eric L. Wang                                 40,000 Common

Michael L. Wang                              40,000 Common

Shih-Ping Bob Wang                          530,000 Common

Yeuh-Ying K. Wang                            10,000 Common

Michael Klein                                90,909 Common

James Pell                                  230,000 Common

Alan Stein                                  155,811 Common

                             2


                                    EXHIBIT B

Name of Investors                                  Number of Shares
-----------------                                  ----------------
Origin Investors, LP                               367,728 Series F-1

No Margin Fund LP                                  16,812 Series F-1

Duquesne Fund LP                                   39,228 Series F-1

Steeler Fund LTD                                   93,291 Series F-1

Aswin Continental SA                               291,248 Series F-1

Quantum Partners LDC                               839,959 Series F-1

Origin Investors Limited                           218,400 Series F-1

Eastman Kodak Company                              1,066,666 Series F-1

Marubeni America Corporation                       461,539 Series E-1
                                                   166,912 Series F-1

Marubeni Corporation                               461,538 Series E-1

General Electric Capital Corporation               2,400,000 Series D-1
                                                   184,615 Series E-1

Morgan Stanley Venture Partners III, L.P.          3,193,388 Series C-1
                                                   486,756 Series D-1
                                                   70,184 Series E-1
                                                   132,000 Series F-1

Morgan Stanley Venture Investors III, L.P.         306,612 Series C-1
                                                   46,736 Series D-1
                                                   6,739 Series E-1
                                                   17,521 Series F-1

The Travelers Insurance Company                    750,000 Series B-1
                                                   500,000 Series C-1
                                                   214,783 Series D-1
                                                   132,174 Series E-1
                                                   86,667 Series F-1


Name of Investors                              Number of Shares
-----------------                              ----------------

Vertex Investment (II) Ltd.                   600,000 Series B-1
                                              400,000 Series C-1
                                              214,782 Series D-1

HWH Investment Pte Ltd.                       150,000 Series B-1
                                              100,000 Series C-1

Vertex Technology Fund Ltd                    109,236 Series E-1
                                              86,666 Series F-1

                                              929,600 Series A-1
Sigma Partners II, L.P.                       314,357 Series B-1
                                              348,780 Series C-1
                                              272,897 Series D-1
                                              100,154 Series E-1
                                              99,199 Series F-1

Sigma Associates II, L.P.                     70,400 Series A-1
                                              23,661 Series B-1
                                              26,220 Series C-1
                                              20,542 Series D-1
                                              7,538 Series E-1
                                              7,467 Series F-1

Alta V Limited Partnership                    989,600 Series A-1
                                              334,502 Series B-1
                                              742,200 Series C-1
                                              346,953 Series D-1
                                              76,123 Series E-1
                                              130,627 Series F-1

GC&H Investments                              40,000 Series A-1

Technology Funding Venture Partners V         400,000 Series A-1
  Aggressive Growth Fund, L.P.                68,541 Series B-1

Technology Funding Medical Partners I, L.P.   100,000 Series A-1
                                              17,134 Series B-1

ARCH Venture Fund II, L.P.                    500,000 Series A-1
                                              252,342 Series B-1
                                              13,333 Series F-1
                                              37,500 Series G-1

Penn Janney Fund, Inc.                        375,000 Series B-1
                                              123,818 Series C-1

Winfund, Inc.                                 250,000 Series B-1
                                              125,500 Series C-1
                                              18,000 Series F-1

Customs House Partners                        3,516 Series B-1
                                              7,800 Series C-1
                                              3,646 Series D-1
                                              800 Series E-1
                                              1,373 Series F-1

STF II, L.P.                                  750,000 Series B-1
                                              417,500 Series C-1
                                              3,077 Series E-1

ARCH Venture Fund III, L.P.                   375,000 Series C-1
                                              392,903 Series D-1
                                              133,809 Series E-1
Thorner Ventures
                                              88,888 Series A-1
                                              32,614 Series B-1
                                              20,000 Series C-1
                                              108,000 Series F-1
                                              56,250 Series G-1

China Development Industrial Bank             1,250,000 Series G-1

UOB Hermes Asia Technology Fund               750,000 Series G-1

Taishin Venture Capital Investment
Corporation (and affiliates)                  500,000 Series G-1
